UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2012

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-153486-99	26-3853402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA	17032
(Address of principal executive offices)	(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 1.01.              Entry into a Material Definitive Agreement

On April 4, 2012, the Retirement Agreement and General Release (the “Agreement”) by and among William L. Hummel, Riverview Financial Corporation (the “Corporation”) and Riverview Bank (the “Bank”), the wholly owned banking subsidiary of the Corporation dated as of March 27, 2012 became effective. Mr. Hummel retired from service with the Bank and from the boards of the Corporation and Bank on March 6, 2012. For a brief description of the material terms and conditions of the Agreement please refer to Item 5.02, which is incorporated herein by reference, and to the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2012, the Retirement Agreement and General Release (the “Agreement”) by and among William L. Hummel, Riverview Financial Corporation (the “Corporation”) and Riverview Bank (the “Bank”), the wholly owned banking subsidiary of the Corporation dated as of March 27, 2012 became effective. Mr. Hummel retired from service with the Bank and from the boards of the Corporation and Bank on March 6, 2012. Among various provisions, the material terms of the agreement are summarized as follows:

1.               The Bank shall pay Mr. Hummel’s salary, minus all appropriate withholdings and/or deductions, through March 6, 2012.

2.               The Bank will continue to comply with the obligations of Mr. Hummel’s Supplemental Executive Retirement Plan dated January 1, 2003.

3.               The Bank shall pay Mr. Hummel $75,000 in 36 equal monthly installments minus all withholdings and/or deductions.

4.               The Bank shall pay Mr. Hummel’s COBRA premium until the earlier of his 65th birthday or he is no longer eligible for COBRA.

5.               In consideration of the payments and benefits provided by the Agreement, Mr. Hummel provided the Bank with a general release.

6.               The agreement is also subject to customary confidentiality provisions.

For further information, please refer to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1	Retirement Agreement and General Release dated as of March 27, 2012 and effective April 4, 2012 by and between William L. Hummel, Riverview Financial Corporation and Riverview Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: April 10, 2012	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

Exhibit Index

99.1	Retirement Agreement and General Release dated as of March 27, 2012 and effective April 4, 2012 by and between William L. Hummel, Riverview Financial Corporation and Riverview Bank.